Putnam VT Equity Income Fund
The fund's portfolio
9/30/19 (Unaudited)

COMMON STOCKS (97.9%)(a)
	Shares	Value
Aerospace and defense (4.5%)
General Dynamics Corp.	72,710	$13,286,298
Northrop Grumman Corp.	83,940	31,459,873
Raytheon Co.	91,560	17,963,156

		62,709,327
Airlines (0.8%)
Southwest Airlines Co.	203,390	10,985,094

		10,985,094
Auto components (0.8%)
Delphi Automotive PLC	131,450	11,491,359

		11,491,359
Automobiles (0.9%)
General Motors Co.	324,530	12,163,384

		12,163,384
Banks (13.5%)
Bank of America Corp.	1,536,805	44,828,602
BB&T Corp.(S)	179,490	9,579,381
Citigroup, Inc.	578,745	39,979,705
JPMorgan Chase & Co.	489,236	57,578,185
KeyCorp	447,370	7,981,081
PNC Financial Services Group, Inc. (The)	92,040	12,900,326
Wells Fargo & Co.	281,372	14,192,404

		187,039,684
Beverages (2.3%)
Keurig Dr Pepper, Inc.(S)	124,290	3,395,603
Molson Coors Brewing Co. Class B	187,580	10,785,850
PepsiCo, Inc.	124,350	17,048,385

		31,229,838
Biotechnology (3.4%)
AbbVie, Inc.	221,960	16,806,811
Amgen, Inc.	88,990	17,220,455
Gilead Sciences, Inc.	210,680	13,352,898

		47,380,164
Building products (2.0%)
Fortune Brands Home & Security, Inc.	198,110	10,836,617
Johnson Controls International PLC	379,850	16,671,617

		27,508,234
Capital markets (3.2%)
Charles Schwab Corp. (The)	144,320	6,036,906
Goldman Sachs Group, Inc. (The)	58,959	12,218,074
KKR & Co., Inc. Class A	616,212	16,545,292
State Street Corp.	152,020	8,998,064

		43,798,336
Chemicals (2.6%)
Air Products & Chemicals, Inc.	60,380	13,395,907
Dow, Inc.	250,755	11,948,476
DuPont de Nemours, Inc.	106,675	7,606,994
Sherwin-Williams Co. (The)	5,200	2,859,324

		35,810,701
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $13) (Private) (Germany)(NON)(F)(RES)	10	8
New Middle East Other Assets GmbH (acquired 8/2/13, cost $5) (Private) (Germany)(NON)(F)(RES)	4	3

		11
Communications equipment (1.2%)
Cisco Systems, Inc.	348,220	17,205,550

		17,205,550
Consumer finance (0.7%)
Capital One Financial Corp.	102,160	9,294,517
Oportun Financial Corp. (acquired 6/23/15, cost $1,551,797) (Private)(NON)(F)(RES)	53,184	776,380

		10,070,897
Diversified telecommunication services (2.1%)
AT&T, Inc.	553,640	20,949,738
Verizon Communications, Inc.	140,330	8,470,319

		29,420,057
Electric utilities (4.6%)
American Electric Power Co., Inc.	236,840	22,189,540
Edison International(S)	163,610	12,339,466
Exelon Corp.	263,470	12,728,236
NextEra Energy, Inc.	71,410	16,637,816

		63,895,058
Electrical equipment (0.8%)
Eaton Corp. PLC	130,010	10,810,332

		10,810,332
Energy equipment and services (0.3%)
Halliburton Co.	222,580	4,195,633

		4,195,633
Equity real estate investment trusts (REITs) (3.4%)
American Tower Corp.(R)	101,938	22,541,550
Boston Properties, Inc.(R)	75,730	9,819,152
Gaming and Leisure Properties, Inc.(R)	367,646	14,058,783

		46,419,485
Food and staples retail (5.2%)
BJ's Wholesale Club Holdings, Inc.(NON)	484,314	12,529,203
Kroger Co. (The)	568,170	14,647,423
Walgreens Boots Alliance, Inc.	128,780	7,122,822
Walmart, Inc.	315,950	37,496,946

		71,796,394
Health-care equipment and supplies (2.0%)
Becton Dickinson and Co.	74,312	18,797,964
Danaher Corp.	59,860	8,645,580

		27,443,544
Health-care providers and services (1.3%)
Cigna Corp.	121,590	18,456,146

		18,456,146
Hotels, restaurants, and leisure (1.0%)
Hilton Worldwide Holdings, Inc.	147,492	13,732,980

		13,732,980
Household durables (0.7%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $13) (Private) (Germany)(NON)(F)(RES)	20	16
PulteGroup, Inc.	273,040	9,979,612

		9,979,628
Household products (1.6%)
Procter & Gamble Co. (The)	177,030	22,018,991

		22,018,991
Independent power and renewable electricity producers (0.9%)
NRG Energy, Inc.	326,820	12,942,072

		12,942,072
Industrial conglomerates (0.9%)
General Electric Co.	313,290	2,800,813
Honeywell International, Inc.	60,720	10,273,824

		13,074,637
Insurance (3.7%)
American International Group, Inc.	319,160	17,777,212
Assured Guaranty, Ltd.	455,827	20,266,068
Hartford Financial Services Group, Inc. (The)	207,100	12,552,331

		50,595,611
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $636,303) (Private) (Luxembourg)(NON)(F)(RES)	22,049	45,335

		45,335
IT Services (1.5%)
DXC Technology Co.	166,640	4,915,880
Fidelity National Information Services, Inc.	115,450	15,327,142

		20,243,022
Machinery (0.5%)
Stanley Black & Decker, Inc.	50,230	7,253,714

		7,253,714
Media (2.7%)
Charter Communications, Inc. Class A(NON)	42,280	17,424,434
Comcast Corp. Class A	447,620	20,178,710

		37,603,144
Metals and mining (0.9%)
Alcoa Corp.(NON)	350,250	7,029,518
Freeport-McMoRan, Inc. (Indonesia)	573,110	5,484,663

		12,514,181
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.(R)	563,311	4,145,969

		4,145,969
Oil, gas, and consumable fuels (8.9%)
BP PLC (United Kingdom)	2,212,020	14,028,667
ConocoPhillips	340,760	19,416,505
Encana Corp. (Canada)	792,480	3,630,867
Enterprise Products Partners LP	509,450	14,560,081
EOG Resources, Inc.	77,880	5,780,254
Exxon Mobil Corp.	302,898	21,387,628
Kinder Morgan, Inc.	461,350	9,508,424
Marathon Oil Corp.	479,610	5,884,815
Occidental Petroleum Corp.	55,578	2,471,554
TOTAL SA (France)	222,050	11,589,294
Valero Energy Corp.	176,680	15,060,203

		123,318,292
Personal products (0.2%)
Coty, Inc. Class A(S)	288,293	3,029,959

		3,029,959
Pharmaceuticals (6.7%)
AstraZeneca PLC ADR (United Kingdom)	397,740	17,727,272
Eli Lilly & Co.	142,950	15,986,099
Johnson & Johnson	203,330	26,306,835
Merck & Co., Inc.	262,375	22,086,728
Pfizer, Inc.	302,153	10,856,357

		92,963,291
Road and rail (1.3%)
Union Pacific Corp.	113,090	18,318,318

		18,318,318
Semiconductors and semiconductor equipment (3.1%)
Intel Corp.	217,210	11,192,831
NXP Semiconductors NV	64,350	7,021,872
Qualcomm, Inc.	192,020	14,647,286
Texas Instruments, Inc.	73,100	9,447,444

		42,309,433
Software (3.0%)
Microsoft Corp.	304,040	42,270,681

		42,270,681
Specialty retail (0.9%)
Home Depot, Inc. (The)	55,340	12,839,987

		12,839,987
Technology hardware, storage, and peripherals (1.8%)
Apple, Inc.	109,390	24,500,078

		24,500,078
Thrifts and mortgage finance (1.1%)
Radian Group, Inc.	676,659	15,454,892

		15,454,892
Trading companies and distributors (0.6%)
United Rentals, Inc.(NON)	62,060	7,735,152

		7,735,152

Total common stocks (cost $1,049,177,924)		$1,356,718,595

CONVERTIBLE PREFERRED STOCKS (0.6%)(a)
	Shares	Value
Danaher Corp. 4.75% cv. pfd.(S)	7,042	$8,034,781

Total convertible preferred stocks (cost $7,063,520)		$8,034,781

SHORT-TERM INVESTMENTS (3.0%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.15%(AFF)	Shares	18,747,920	$18,747,920
Putnam Short Term Investment Fund 2.05%(AFF)	Shares	21,591,476	21,591,476
U.S. Treasury Bills 1.889%, 3/12/20(SEGSF)		$707,000	701,262

Total short-term investments (cost $41,040,503)			$41,040,658
TOTAL INVESTMENTS

Total investments (cost $1,097,281,947)			$1,405,794,034

	FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $44,258,649) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	12/18/19	$557,430	$562,130	$4,700
	Barclays Bank PLC
		British Pound	Sell	12/18/19	14,708,703	14,588,562	(120,141)
	Citibank, N.A.
		Canadian Dollar	Sell	10/16/19	3,120,527	3,156,527	36,000
	Goldman Sachs International
		British Pound	Sell	12/18/19	13,822,096	13,710,765	(111,331)
		Canadian Dollar	Sell	10/16/19	1,791,366	1,812,047	20,681
		Euro	Sell	12/18/19	3,770,106	3,800,364	30,258
	State Street Bank and Trust Co.
		Euro	Sell	12/18/19	6,575,674	6,628,254	52,580

	Unrealized appreciation						144,219

	Unrealized (depreciation)						(231,472)

	Total						$(87,253)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,385,235,222.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $821,742, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$16,799,945	$173,872,258	$171,924,283	$390,775	$18,747,920
	Putnam Short Term Investment Fund**	44,391,738	148,203,137	171,003,399	497,186	21,591,476

	Total Short-term investments	$61,191,683	$322,075,395	$342,927,682	$887,961	$40,339,396
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $18,747,920, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $18,361,757.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $393,744.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $245,354 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $180,533 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $393,744 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$67,023,201	$—	$—
Consumer discretionary	60,207,322	—	45,351
Consumer staples	128,075,182	—	—
Energy	127,513,925	—	—
Financials	310,329,009	—	776,380
Health care	186,243,145	—	—
Industrials	158,394,808	—	11
Information technology	146,528,764	—	—
Materials	48,324,882	—	—
Real estate	46,419,485	—	—
Utilities	76,837,130	—	—

Total common stocks	1,355,896,853	—	821,742
Convertible preferred stocks	—	8,034,781	—
Short-term investments	21,591,476	19,449,182	—

Totals by level	$1,377,488,329	$27,483,963	$821,742
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(87,253)	$—

Totals by level	$—	$(87,253)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$46,200,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com